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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                SEPTEMBER 9, 2002
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                          CUBIST PHARMACEUTICALS, INC.
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               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                        0-21379                 22-3192085
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 (State or Other Jurisdiction         (Commission             (IRS Employer
       of Incorporation)              File Number)          Identification No.)


                65 HAYDEN AVENUE, LEXINGTON, MASSACHUSETTS 02421
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (781) 860-8660
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         ITEM 5.  OTHER EVENTS.

         On September 9, 2002, the Registrant and Gilead Sciences issued a joint press release announcing the termination of their licensing agreement for the commercialization of Cidecin (daptomycin for injection) and an oral formulation of daptomycin. The press release has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 99.1.

         In addition, the joint press release also announced that the Registrant will host a conference call and live webcast. Information relating to the conference call is as follows:

                  When: Monday September 9, 2002 at 5:00 pm ET

                   Domestic and Canada Call-in: (800) 915-4836
                      International Call-in: (973) 317-5319

                   Call will be webcast live, listen only, at:

                   http://www.vcall.com/EventPage.asp?ID=82290

A replay of the conference call will be available for thirty days via the internet.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         99.1  Press Release dated September 9, 2002


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CUBIST PHARMACEUTICALS, INC.


                                         By:   /s/ Thomas A. Shea
                                               --------------------------------
                                               Thomas A. Shea
                                               Vice President Finance and
                                               Administration, Chief Financial
                                               Officer, Treasurer

Dated:  September 9, 2002